Exhibit 10.1
INDEMNIFICATION AGREEMENT
(NOVEMBER 2006)
     THIS INDEMNIFICATION AGREEMENT (the “Agreement") dated as of ___, 200_, is made by and between Royal Gold, Inc., a Delaware corporation (the “Corporation"), and the undersigned member of the Board of Directors or officer of the Corporation (“Indemnitee").
     WHEREAS, the Corporation’s Amended Certificate of Incorporation (the “Certificate") and the Delaware General Corporation Law (the “DGCL”), under which the Corporation is organized, empower the Corporation to indemnify its directors, officers, employees and agents by agreement and to indemnify persons who serve, at the request of the Corporation, as the directors, officers, employees or agents of other corporations or enterprises, and expressly provides that the indemnification provided by the Certificate and the DGCL are not exclusive;
     WHEREAS, such Certificate and the DGCL contemplate that contracts, insurance policies and other financial arrangements may be entered into with respect to indemnification of directors, officers, employees or agents;
     WHEREAS, the applicability, amendment and enforcement of statutory provisions and provisions of the Certificate and the Corporation’s bylaws (the “Bylaws") have raised questions concerning the adequacy and reliability of the protection afforded directors and officers;
     WHEREAS, it is reasonable, prudent and necessary for the Corporation to obligate itself contractually to indemnify Indemnitee so that Indemnitee will serve or continue to serve the Corporation free from undue concern that Indemnitee will not be adequately protected; and
     WHEREAS, Indemnitee is willing to serve, continue to serve and to take on additional service for or on behalf of the Corporation on condition that Indemnitee be so indemnified;
     NOW, THEREFORE, in consideration of the premises and the covenants contained herein, the Corporation and Indemnitee do hereby covenant and agree as follows:
     1. Definitions. As used in this Agreement,
     (a) The term “Proceeding” shall include any threatened, pending or completed action, suit, inquiry or proceeding, whether brought by or in the right of the Corporation or otherwise and whether of a civil, criminal, administrative or investigative nature, in which Indemnitee was, is or will be involved as a party, as a witness or otherwise, by reason of the fact that Indemnitee is or was a director, officer, employee or agent of the Corporation, by reason of any action taken by Indemnitee or of any inaction on Indemnitee’s part while acting as a director, officer, employee or agent or by reason of the fact that Indemnitee is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, limited liability company or other enterprise; in each case whether or not Indemnitee is acting or serving in any such capacity at the time any liability or expense is incurred for which indemnification or reimbursement can be provided under this Agreement; provided that any such action, suit or proceeding which is brought by Indemnitee against the Corporation or directors, officers, employees or agents of the Corporation shall not be deemed a Proceeding, except (i) with respect to actions or proceedings to establish or enforce a right to indemnify under this Agreement or any other agreement or insurance policy or under the Corporation’s Certificate or Bylaws now or hereafter in effect relating to Proceedings for Indemnifiable Events (as defined below), (ii) in specific cases if the Board of Directors has approved the initiation or bringing of such Proceeding, or (iii) as otherwise required under the DGCL, regardless of whether Indemnitee ultimately is determined to be entitled to such indemnification, advance expense payment or insurance recovery, as the case may be.
     (b) The term “Expenses” shall include, without limitation, any judgments, fines and penalties against Indemnitee in connection with a Proceeding; amounts paid by Indemnitee in settlement of a Proceeding; and all attorneys’ fees and disbursements, accountants’ fees, private investigation fees and disbursements, retainers, court costs, transcript costs, fees of experts, fees and expenses of witnesses, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other disbursements, or expenses, reasonably incurred by or for Indemnitee in connection with prosecuting, defending, preparing to prosecute or defend, investigating, being or preparing to be a witness in a Proceeding or establishing Indemnitee’s right of entitlement to indemnification for any of the foregoing.
     (c) References to “other enterprise” shall include employee benefit plans; references to “fines” shall include any excise tax assessed with respect to any employee benefit plan; references to “serving at the request of the Corporation” shall include any service as a director, officer, employee, controlling person, agent or fiduciary of the Corporation which imposes duties on, or involves services by, such director, officer, employee, controlling person, agent or fiduciary with respect to an employee benefit plan, its participants or beneficiaries.
     (d) The term “substantiating documentation” shall mean, as applicable (A) copies of bills or invoices for costs incurred by or for Indemnitee, or copies of court or agency orders or decrees or settlement agreements, as the case may be, accompanied by a sworn statement from Indemnitee that such bills, invoices, court or agency orders or decrees or settlement agreements, represent costs or liabilities meeting the definition of “Expenses” herein and/or (B) documentation and information as is reasonably available to Indemnitee and is reasonably necessary to determine whether and to what extent Indemnitee is entitled to indemnification.
     (e) For purposes of this Agreement, references to the “Corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees, agents or fiduciaries, so that if Indemnitee is or was a director, officer, employee, agent, control person, or fiduciary of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee, control person, agent or fiduciary of another corporation, partnership, joint venture, employee benefit plan, trust or other enterprise, Indemnitee shall stand in the same position under the provisions of this Agreement with respect to the resulting or surviving corporation as Indemnitee would have with respect to such constituent corporation if its separate existence had continued.

     (f) For purposes of this Agreement a “Change in Control” shall be deemed to have occurred if (i) any “person” (as such term is used in Sections 13(d)(3) and 14(d)(2) of the Securities Exchange Act of 1934) other than a trustee or other fiduciary holding securities under an employee benefit plan of the Corporation or a corporation owned directly or indirectly by the stockholders of the Corporation in substantially the same proportions as their ownership of stock of the Corporation, (A) who is or becomes the beneficial owner, directly or indirectly, of securities of the Corporation representing 10% or more of the combined voting power of the Corporation’s then outstanding Voting Securities, increases his or her beneficial ownership of such securities by 5% or more over the percentage so owned by such person, or (B) becomes the “beneficial owner” (as defined in Rule 13d-3 under said Exchange Act), directly or indirectly, of securities of the Corporation representing more than 15% of the total voting power represented by the Corporation’s then outstanding Voting Securities, (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Corporation and any new director whose election by the Board of Directors or nomination for election by the Corporation’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof, or (iii) the stockholders of the Corporation approve a merger or consolidation of the Corporation with any other corporation other than a merger or consolidation which would result in the Voting Securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) at least 80% of the total voting power represented by the Voting Securities of the Corporation or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Corporation approve a plan of complete liquidation of the Corporation or an agreement for the sale or disposition by the Corporation of (in one transaction or a series of transactions) all or substantially all of the Corporation’s assets.
     (g) For purposes of this Agreement, “Independent Legal Counsel” shall mean a law firm, or a member of a law firm, that is experienced in the matters of corporation law and neither presently is, nor in the past three years has been, retained to represent (i) the Corporation or the Indemnitee in any matter material to either such party or (ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term “Independent Legal Counsel” shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Corporation or an Indemnitee in any action to determine the Indemnitee’s rights pursuant to this agreement.
     (h) For purposes of this Agreement, a “Reviewing Party” shall mean the party elected pursuant to Section 2(c) of this Agreement.
     (i) For purposes of this Agreement, “Voting Securities” shall mean any securities of the Corporation that vote generally in the election of directors.
     2. Indemnity of Indemnitee.
     (a) Agreement to Indemnify. The Corporation hereby agrees to hold harmless and indemnify Indemnitee to the fullest extent authorized or permitted by law, even if such indemnification is not specifically authorized by the other provisions of this Agreement, the Certificate of Incorporation, the Corporation’s Bylaws or by statute. In the event of any change after the date of this Agreement in any applicable law, statute or rule which expands the right of a Delaware corporation to indemnify a member of its Board of Directors or an officer, employee, controlling person, agent or fiduciary, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits afforded by such change. In the event of any change in any applicable law, statute or rule which narrows the right of a Delaware corporation to indemnify a member of its Board of Directors or an officer, employee, agent or fiduciary, such change, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement, shall have no effect on this Agreement or the parties’ rights and obligations hereunder.
     (b) Additional Indemnification.
     (i) Subject only to the limitations set forth in Section 2(b)(ii), the Corporation further agrees to indemnify and hold harmless Indemnitee, together with Indemnitee’s partners, affiliates, employees, employers, agents and spouse and each person who controls any of them or who may be liable within the meaning of Section 15 of the Securities Act of 1933, as amended (the “Securities Act"), or Section 20 of the Securities Exchange Act of 1934, as amended (the “Exchange Act"), to the fullest extent permitted by law if Indemnitee was, is, becomes or is threatened to be made a party to a Proceeding against (A) any and all Expenses, including all interest, assessments and other charges paid or payable in connection with or in respect of such Expenses, incurred by Indemnitee by reason of (or arising in part out of) any event or occurrence related to the fact that Indemnitee is or was a director, officer, employee, controlling person, agent or fiduciary of the Corporation or any subsidiary of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, controlling person, agent or fiduciary of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action or inaction on the part of Indemnitee while serving in such capacity including, without limitation, any and all losses, claims, damages, expenses and liabilities, joint or several (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit, proceeding or any claim asserted) under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, which relate directly or indirectly to the registration, purchase, sale or ownership of any securities of the Corporation or to any fiduciary obligation owed with respect thereto, in either case if the Indemnitee acted in good faith and in a manner the Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation and with respect to any criminal Proceeding, had no reasonable cause to believe the conduct was unlawful and (B) otherwise to the fullest extent as may be provided to Indemnitee by the Corporation under the non-exclusivity provisions of the Corporation’s Bylaws and the DGCL.
     (ii) Limitations on Additional Indemnity. No indemnity pursuant to Section 2(b) hereof shall be paid by the Corporation:
     (A) with respect to remuneration paid to Indemnitee if it shall be determined by a final judgment or other final adjudication that such remuneration was in violation of law;

     (B) on account of any suit in which judgment is rendered against Indenmnitee for an accounting of profits made from the purchase or sale by Indemnitee of securities of Corporation pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any federal, state or local statutory law;
     (C) on account of Indemnitee’s conduct which is the subject of an action suit or proceeding brought by or in the right of the Corporation and approved by the majority of the Board which alleges willful misappropriation of corporate assets by Indemnitee, disclosure of material confidential information in violation of Indemnitee’s fiduciary or contractual obligations to Corporation or any other willful and deliberate breach in bad faith of Indemnitee’s duty to Corporation or its stockholders;
     (D) if applicable law so provides, if Indemnitee shall have been finally adjudged to be liable to the Corporation unless and to the extent that the Court of Chancery of the State of Delaware shall determine that such indemnification may be made;
     (E) on account of Indemnitee’s conduct which is finally adjudged in a final decision by a court having jurisdiction in the matter to have been knowingly fraudulent or deliberately dishonest, or to constitute willful misconduct;
     (F) on account of any action, claim or proceeding (other than a proceeding referred to in Sections 2(b), (2)(g) or 11 hereof) initiated by the Indemnitee against the Corporation unless such action, claim or proceeding was authorized in the specific case by action of the Board of Directors;
     (G) if a final decision by a court having jurisdiction in the matter shall determine that such indemnification is not lawful (and, in this respect, both Corporation and Indemnitee have been advised that the Securities and Exchange Commission believes that indemnification for liabilities arising under the federal securities laws is against public policy and is, therefore, unenforceable and that claims for indemnification should be submitted to appropriate courts for adjudication);
     (H) subject to Section 2(c), if the Reviewing Party shall have determined (in a written opinion, in any case in which the Independent Legal Counsel is involved) that Indemnitee would not be permitted to be indemnified with respect to a specific matter under applicable law; provided that any such finding shall not prejudice Indemnitee’s right to indemnification with respect at any other matter; and
     (I) unless Indemnitee acknowledges and agrees that the obligation of the Corporation to make an advance payment of Expenses to Indemnitee pursuant to Section 4 (an “Expense Advance") shall be subject to the condition that, if, when and to the extent that the Reviewing Party determines that Indemnitee would not be permitted to be so indemnified under applicable law, this agreement or the Corporation’s Bylaws, the Corporation shall be entitled to be reimbursed by Indemnitee (who hereby undertakes and agrees to reimburse the Corporation) for all such amounts theretofore paid; provided, however, that if Indemnitee has commenced or thereafter commences legal proceedings in a court of competent jurisdiction to secure a determination that Indemnitee should be indemnified under applicable law, this agreement or the Corporation’s Bylaws, any determination made by the Reviewing Party that Indemnitee would not be permitted to be indemnified under applicable law shall not be binding and Indemnitee shall not be required to reimburse the Corporation for any Expense Advance until a final judicial determination is made with respect thereto (as to which all rights of appeal therefrom have been exhausted or lapsed). Indemnitee’s obligation to reimburse the Corporation for any Expense Advance shall be unsecured and no interest shall be charged by the Corporation in connection with any such amounts determined to be owed by Indemnitee.
     (c) Reviewing Party. The Reviewing Party shall, at the election of the Indemnittee, be (1) selected by a majority of the disinterested directors, even though less than a quorum or (2) Independent Legal Counsel. If there has been no determination by the Reviewing Party, if the Reviewing Party determines that Indemnitee substantively would not be permitted to be indemnified in whole or in part under applicable law, this agreement or under the Corporation’s Bylaws or if the Corporation has not timely advanced Expenses as set forth in Section 4 hereof, Indemnitee shall have the right to commence litigation seeking an initial determination by the court or challenging any such determination by the Reviewing Party or any aspect thereof, including the legal or factual bases therefor, and the Corporation hereby consents to service of process and to appear in any such proceeding.
     (d) Contribution. If the indemnification provided for in this Section 2 for any reason, other than statutory limitations set forth under applicable law, is held by a court of competent jurisdiction to be unavailable to an Indemnitee in respect of any losses, claims, damages, expenses or liabilities referred to herein and in connection with any Proceeding in which the Corporation is jointly liable, then the Corporation, in lieu of indemnifying Indemnitee thereunder, shall contribute to the amount paid or payable by Indemnitee as a result of such losses, claims, damages, expenses or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Corporation and Indemnitee, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Corporation and Indemnitee in connection with the action or inaction which resulted in such losses, claims, damages, expenses or liabilities, as well as any other relevant equitable considerations. In connection with the registration of the Corporation’s securities, the relative benefits received by the Corporation and Indemnitee shall be deemed to be in the same respective proportions that the net proceeds from the offering (before deducting expenses) received by the Corporation and the Indemnitee, in each case as set forth in the table on the cover page of the applicable prospectus, bear to the aggregate public offering price of the securities so offered. The relative fault of the Corporation and Indemnitee shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Corporation or Indemnitee and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
     The Corporation and Indemnitee agree that it would not be just and equitable if contribution pursuant to this Section 2(d) were determined by pro rata or per capita allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. In connection with any registration of the

Corporation’s securities, in no event and notwithstanding the other provisions of this Section 2(d) shall an Indemnitee be required to contribute any amount hereunder in excess of the lesser of (i) that proportion of the total of such losses, claims, damages or liabilities indemnified against equal to the proportion of the total securities sold under such registration statement that is being sold by Indemnitee or (ii) the proceeds received by Indemnitee from its sale of securities under such registration statement. No person found guilty of fraudulent misrepresentation (within the meaning of Section 10(f) of the Securities Act) shall be entitled to contribution from any person who was not found guilty of such fraudulent misrepresentation.
     (e) Survival Regardless of Investigation. The indemnification and contribution provided for herein will remain in full force and effect regardless of any investigation made by or on behalf of Indemnitee or any officer, director, employee, agent or controlling person of Indemnitee.
     (f) Independent Legal Counsel. If the Indemnitee elects to have Independent Legal Counsel act as the Reviewing Party, Independent Legal Counsel shall be selected by Indemnitee and approved by the Corporation (which approval shall not be unreasonably withheld and will be deemed given if not expressly withheld within 10 days of the Indemnitee’s notice of selection). Such counsel, among other things, shall render its written opinion to the Corporation and Indemnitee as to whether and to what extent Indemnitee would be permitted to be indemnified under applicable law, this agreement or the Corporation’s Bylaws. The Corporation agrees to abide by such opinion and to pay the reasonable fees of the Independent Legal Counsel referred to above and to fully indemnify such counsel against any and all reasonable expenses (including attorneys’ fees), claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto.
     (g) Mandatory Payment of Expenses. Notwithstanding any other provision of this Agreement, to the extent that Indemnitee has been successful on the merits or otherwise, including, without limitation, the dismissal of an action without prejudice, in the defense of any action, suit, proceeding, inquiry or investigation referred to in Section 2 or in the defense of any claim, issue or matter therein, Indemnitee shall be indemnified against all Expenses incurred by Indemnitee in connection therewith.
     (h) Security/Financial Arrangements. To the extent requested by the Indemnitee and approved by the Corporation, or if, after the date hereof, the Corporation agrees that there is a Change of Control of the Corporation, the Corporation shall at any time and from time to time provide security or other financial arrangements to the Indemnitee for the Corporation’s obligations hereunder through an irrevocable bank line of credit, funded trust, letter of credit, other collateral or other financial arrangement. Any such security or other financial arrangement, once provided to the Indemnitee, may not be revoked or released without the prior written consent of the Indemnitee.
     3. Choice of Counsel. If Indemnitee is not an officer of the Corporation, Indemnitee, together with the other directors who are not officers of the Corporation (the “Outside Directors"), shall be entitled to employ, and be reimbursed for the fees and disbursements of, counsel separate from that chosen by Indemnitees who are officers of the Corporation. The principal counsel for Outside Directors (“Principal Counsel") shall be determined by majority vote of the Outside Directors, and the Principal Counsel for the Indemnitees who are not Outside Directors (“Separate Counsel") shall be determined by majority vote of such Indemnitees. The obligation of the Corporation to reimburse Indemnitee for the fees and disbursements of counsel hereunder shall not extend to the fees and disbursements of any counsel employed by Indemnitee other than Principal Counsel or Separate Counsel, as the case may be, provided that (i) Indemnitee shall have the right to employ Indemnitee’s counsel in any such Proceeding at Indemnitee’s expense and (ii) if (A) the employment of counsel by Indemnitee has been previously authorized by the Corporation, (B) Indemnitee shall have reasonably concluded with the advice of counsel that there is a substantial possibility that Principal Counsel or Separate Counsel, as the case may be, will have a conflict of interest in representing Indemnitee, or (C) the Corporation shall not continue to retain Principal Counsel or Separate Counsel, as the case may be, to defend such Proceeding, then the fees and expenses of Indemnitee’s counsel shall be at the expense of the Corporation.
     4. Advances of Expenses. Expenses (other than judgments, penalties, fines and amounts paid in settlement) incurred by Indemnitee shall be paid by the Corporation, in advance of the final disposition of the Proceeding, as soon as practicable but in any event no later than 10 days after receipt of Indemnitee’s written request accompanied by substantiating documentation and Indemnitee’s undertaking to repay such amount to the extent it is ultimately determined that Indemnitee is not entitled to indemnification in accordance with the provisions of this Agreement. No objections based on or involving the question whether such charges meet the definition of “Expenses,” including any question regarding the reasonableness of such Expenses, shall be grounds for failure to advance to such Indemnitee, or to reimburse such Indemnitee for, the amount claimed within such period; and the undertaking of Indemnitee set forth in Section 2(b)(ii)(h) to repay any such amount to the extent it is ultimately determined that Indemnitee is not entitled to indemnification shall be deemed to include an undertaking to repay any such amounts determined not to have met such definition.
     5. Right of Indemnitee to Indemnification Upon Application; Procedure Upon Application. Any indemnification under this Agreement, other than pursuant to Section 4, shall be made no later than 25 days after receipt by the Corporation of the written request of Indemnitee, accompanied by substantiating documentation.
     (a) Notice/Cooperation by Indemnitee. Indemnitee shall give the Corporation notice in writing in accordance with Section 14 of this Agreement as soon as practicable of any Proceeding made against Indemnitee for which indemnification will or could be sought under this Agreement. Upon receipt of notice of a Proceeding, the Reviewing Party will make a determination, if required under applicable law, with respect to Indemnitee’s entitlement to indemnification under this agreement.
     (b) No Presumptions; Burden of Proof. In making a determination with respect to entitlement to indemnification hereunder, the Reviewing Party shall presume (unless there is clear and convincing evidence to the contrary) that Indemnitee is entitled to indemnification under this agreement if Indemnitee has submitted a request for indemnification in accordance with Section 5(a). For purposes of this Agreement, the termination of any Proceeding by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere, or its equivalent, shall not create a presumption that Indemnitee did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law. In addition, neither the failure of the Reviewing Party to have made a determination as to whether Indemnitee has met any particular standard of conduct or had any particular belief, nor an actual determination by the Reviewing Party that Indemnitee has not met such standard of conduct or did not have such belief, prior to the commencement of legal proceedings by Indemnitee to secure a judicial determination that Indemnitee should be indemnified under applicable law, shall be a defense to Indemnitee’s claim or create a presumption that Indemnitee has not met any particular standard of conduct or did not have any particular belief. In connection with any determination by the Reviewing Party or otherwise as to whether Indemnitee is entitled to be indemnified hereunder, the burden of proof shall be on the Corporation to establish that Indemnitee is not so entitled.
     (c) Notice to Insurers. If, at the time of the receipt by the Corporation of a notice of a Proceeding pursuant to Section 5(a) hereof, the Corporation has liability insurance in effect which may cover such Proceeding, the Corporation shall give prompt notice of the commencement of such Proceeding to the insurers in accordance with the procedures set forth in each of the Corporation’s policies. The Corporation shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of Indemnitee, all amounts payable as a result of such action, suit, proceeding, inquiry or investigation in accordance with the terms of such policies.
     6. Indemnification Hereunder Not Exclusive. The indemnification and advancement of expenses provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may be entitled under the Certificate, the DGCL, any policy or policies of directors’ and officers’ liabilities insurance, any agreement, or otherwise, both as to action in Indemnitee’s official capacity and as to action in another capacity while holding such office. However, Indemnitee shall reimburse the Corporation for amounts paid to Indemnitee pursuant to such other rights to the extent such payments duplicate any payments received pursuant to this Agreement.
     7. Continuation of Indemnity. All agreements and obligations of the Corporation contained herein shall continue during the period Indemnitee is a director, officer, employee or agent of the Corporation (or is or was serving at the request of the Corporation as a director, officer, employee, controlling person, agent or fiduciary of another corporation, partnership, joint venture, trust, limited liability company or other enterprise) and shall continue thereafter so long as Indemnitee shall be subject to any possible Proceeding by reason of the fact that Indemnitee was a member of its Board of Directors or an officer, employee, controlling person, agent or fiduciary of the Corporation or serving in any other capacity referred to herein.
     8. Partial Indemnification. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Corporation for some or a portion of Expenses, but not, however, for the total amount thereof, the Corporation shall nevertheless indemnify Indemnitee for the portion of such Expenses to which Indemnitee is entitled.
     9. Mutual Acknowledgement. The Corporation and Indemnitee acknowledge that in certain instances, Federal law or applicable public policy may prohibit the Corporation from indemnifying its directors, officers, employees, controlling persons, agents or fiduciaries under this Agreement or otherwise and that the Securities and Exchange Commission has taken the position that indemnification is not available for violations of federal securities law. Indemnitee understands and acknowledges that the Corporation has undertaken or may be required in the future to undertake with the Securities and Exchange Commission to submit the question of indemnification to a court in certain circumstances for a determination of the Corporation’s rights under public policy to indemnify Indemnitee.
     10. Settlement of Claims. The Corporation shall not be liable to indemnify indemnitee under this Agreement for any amounts paid in settlement of any Proceeding effected without the Corporation’s prior written consent. The Corporation shall not settle any Proceeding in any manner which would impose any penalty or limitation on Indemnitee without Indemnitee’s prior written consent. Neither the Corporation nor Indemnitee will unreasonably withhold or delay their consent to any proposed settlement. The Corporation shall not be liable to indemnify Indemnitee under this Agreement with regard to any judicial award if the Corporation was not given a reasonable and timely opportunity, at its expense, to participate in the defense of such action.
     11. Enforcement. The Corporation expressly confirms and agrees that it has entered into this Agreement and assumed the obligations imposed on the Corporation hereby in order to induce Indemnitee to serve as a director, officer, employee or agent of the Corporation, and acknowledges that Indemnitee is relying upon this Agreement in continuing as a director, officer, employee or agent.
     12. Governing Law; Venue; Binding Effect; Amendment and Termination.
     (a) This Agreement shall be interpreted and enforced in accordance with the laws of the State of Delaware.
     (b) The Company and Indemnitee each hereby irrevocably consent to the jurisdiction of the courts of the State of Colorado for all purposes in connection with any action or proceeding which arises out of or relates to this Agreement and agree that any action instituted under this Agreement shall be commenced, prosecuted and continued only in Denver, Colorado, and each party hereto specifically waives the right to seek transfer of any action or proceeding out of the designated forum pursuant to 28 U.S.C. Sections 1404 and 1406, any state forum non conveniens statute or the common law doctrine of forum non conveniens.
     (c) This Agreement shall be binding upon the Corporation, its successors and assigns, and shall inure to the benefit of Indemnitee, Indemnitee’s heirs, personal representatives and assigns and to the benefit of the Corporation, its successors and assigns.
     (d) No amendment, modification, termination or cancellation of this Agreement shall be effective unless in writing signed by the Corporation and Indemnitee.
     13. Severability. If any provision of this Agreement shall be held to be invalid, illegal or unenforceable (a) the validity, legality and enforceability of the remaining provisions of this Agreement shall not be in any way affected or impaired thereby, and (b) to the fullest extent possible, the provisions of this Agreement shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable. Each section of this Agreement is a separate and independent portion of this Agreement. If the indemnification to which Indemnitee is entitled with respect to any aspect of any claim varies between two or more sections of this Agreement, that section providing the most comprehensive indemnification shall apply.
     14. Notice. Notice to the Corporation shall be directed to Royal Gold, Inc., 1660 Wynkoop Street, Suite 1000, Denver, Colorado 80202, Attention: Chief Executive Officer. Notice to Indemnitee shall be directed to the address set forth under Indemnitee’s signature hereto. The foregoing addresses may be changed from time to time by the addressee upon notice to the other parties. Notice shall be deemed received three days after the date postmarked if sent by prepaid mail, properly addressed.
     15. Counterparts. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement. Delivery of an executed counterpart of this Agreement by telefacsimile shall be equally as effective as delivery of a manually executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile also shall deliver a manually executed counterpart of this Agreement but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.
     16. Attorneys’ Fees. In the event that any action is instituted by Indemnitee under this Agreement or under any liability insurance policies maintained by the Corporation to enforce or interpret any of the terms hereof or thereof, Indemnitee shall be entitled to be paid all Expenses incurred by Indemnitee with respect to such action if Indemnitee is ultimately successful in such action, and shall be entitled to the advancement of Expenses with respect to such action, unless, as a part of such action, a court of competent jurisdiction over such action determines that the material assertions made by Indemnitee as a basis for such action were not made in good faith or were frivolous. In the event of an action instituted by or in the name of the Corporation under this Agreement to enforce or interpret any of the terms of this Agreement, Indemnitee shall be entitled to be paid all Expenses incurred by Indemnitee in defense of such action (including costs and expenses incurred with respect to Indemnitee counterclaims and cross-claims made in such action), and shall be entitled to the advancement of Expenses with respect to such action, unless, as a part of such action, a court having jurisdiction over such action determines that the Indemnitee’s material defenses to such action were made in bad faith or were frivolous.
     17. No Construction as Employment Agreement. Nothing contained in this Agreement shall be construed as giving the Indemnitee any right to be retained in the employ of the Corporation or any of its subsidiaries.
[SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on and as of the day and year first above written.

COMPANY: ROYAL GOLD, INC. a Delaware corporation
By:
Name:
Title:

INDEMNITEE:

Signature:

Name:

Address:

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